Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (“Agreement”), is made as of the May 14, 2024, by and among ABOVE FOOD CORP. a corporation formed under the laws of Saskatchewan (“Parent”), ABOVE FOOD INGREDIENTS CORP., a Delaware corporation and wholly-owned subsidiary of Parent (“Subsidiary”, and together with Parent, “Debtor”), and Arcadia Biosciences, Inc., a Delaware corporation (“Secured Party”). Debtor and Secured Party are sometimes hereinafter referred to each as a “Party” and collectively, as the “Parties.” Capitalized terms not defined herein shall have the meaning ascribed to them in that certain Asset Purchase Agreement, of even date herewith, by and among Secured Party, Parent, Subsidiary and Arcadia Wellness, LLC, a Delaware limited liability company (“Asset Purchase Agreement”).

RECITALS

WHEREAS, this Agreement is entered into by the Parties in connection with the Promissory Note in the original principal amount of six million US dollars ($6,000,000 USD) made by Debtor in favor of Secured Party, dated of even date herewith (“Promissory Note”); and

WHEREAS, the security interest in the Collateral (as defined below) granted to Secured Party, as provided for in this Agreement, secures Debtor’s payment of all obligations under the Promissory Note.

NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements, covenants, representations and warranties hereinafter contained, the Parties agree as follows:

AGREEMENT

1.
Definitions.
a.
“Accounts” means a right to payment for goods sold or leased, or services rendered, by Debtor.
b.
“Assigned Contracts” has the meaning set forth in the Asset Purchase Agreement.
c.
“Assigned IP” has the meaning set forth in the Asset Purchase Agreement.
d.
“Cash Consideration” has the meaning set forth in the Asset Purchase Agreement.
e.
“Collateral” means, whether now owned or existing hereafter acquired or arising or in which Debtor now has or hereafter acquires an interest, (i) the Purchased Assets (as defined in the Asset Purchase Agreement), including, the Formulations, the Assigned IP, the Books and Records, the Assigned Contracts (and all Receivables relating to the Assigned Contracts), (ii) Licenses (and together with the Assigned IP, the “IP Collateral”), (iii) all substitutions and replacements for any of the foregoing, (iv) in the case of all of the foregoing goods, any accessions, (vi) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (vii) any and all proceeds of the foregoing, but excluding the Grain Inventory, the Finished Inventory and all substitutions or proceeds thereof.

f.
“Default” means those events set forth in Section 8 of this Agreement.
g.
“Discharge of the Obligations” means and shall have occurred when all of the following have occurred: (1) all Obligations shall have been paid in full in cash, (2) all other obligations under the Promissory Note and this Agreement shall have been performed (other than those expressly stated to survive termination), and (3) any payments made by Debtor to Secured Party in respect of the foregoing are no longer subject to any lawful right on the part of any person whomsoever to set aside such payment or seek to recoup the amount of such payments, or any part of such payments, from Secured Party.
h.
“Event of Default” has the meaning set forth in the Promissory Note.
i.
“Finished Inventory” has the meaning set forth in the Asset Purchase Agreement.
j.
“Formulations” has the meaning set forth in the Asset Purchase Agreement.
k.
“Grain Inventory” has the meaning set forth in the Asset Purchase Agreement.
l.
“Intellectual Property Rights” means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.
m.
“Inventory” means all raw materials, work in process, finished goods, and goods held for sale or lease or furnished under contracts of service in which Debtor or any of its Affiliates later acquires a right, held by Debtor, its Affiliates or by others wherever located.
n.
“Licenses” shall mean all licenses, covenants not to sue and any other agreement granting any right with respect to any Assigned IP or Formulations (whether a Debtor is the grantor or grantee thereunder).
o.
“Obligations” means existing and future indebtedness and liability of Debtor to Secured Party under the Promissory Note, including attorneys’ fees and costs incurred by Secured Party in enforcing this Agreement or the Promissory Note or collecting payment thereunder.
p.
“Permitted Liens” means: (a) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which adequate reserves are maintained on the books of Debtor, provided that no notice of any such Lien has been filed or recorded under any applicable law, including, without limitation, the Code and the treasury regulations adopted thereunder; (b) statutory or common law Liens securing claims or demands of materialmen, mechanics, repairmen, carriers, warehousemen, landlords and other Persons imposed without action of such parties, provided that they have no priority over any of Secured Party’s Liens and the aggregate amount of such Liens for Debtor does not at any time exceed Ten Thousand US Dollars ($10,000 USD); (c) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by the Employee Retirement Income Security Act of 1974, and all regulations promulgated thereunder); (d) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default; (e) Liens that are contractual or common law rights of set-off relating to the establishment of depository relations in the ordinary course of business with banks not given in connection with the issuance of debt; (f) Liens of a collection bank arising under Section 4-208 or Section 4-210 of the UCC on items in the course of collection; and (g) non-exclusive licenses of Intellectual Property Rights granted in the ordinary course of business that are Licenses.

q.
“Receivables” means accounts, instruments, documents, chattel paper, or other rights to payment (collectively, “rights to payment”), together with all renewals, and including all securities, guaranties, warranties, indemnity agreements, insurance policies, and other agreements pertaining to such rights to payment and general intangibles (including but not limited to the Accounts subject to this Agreement) in which Debtor later acquires rights, including repossessions and returns.
r.
“Books and Records” has the meaning set forth in the Asset Purchase Agreement.
s.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware.
t.
“USPTO” means the United States Patent and Trademark Office.
u.
UCC Terms. Terms defined in the UCC not otherwise defined in this Agreement are used in this Agreement as defined in that code on the date of this Agreement.
2.
Grant of Security Interest. Debtor hereby grants Secured Party, to secure the payment and performance in full of all of the Obligations, a continuing security interest in the Collateral, wherever located. Debtor represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that may have priority by operation of applicable Law.
3.
Debtor’s Covenants.

Debtor promises:

a.
To pay the Obligations to Secured Party when they are due.
b.
To pay on demand all out of pocket expenses, including attorneys’ fees and costs, incurred by Secured Party in the perfection, preservation, realization, enforcement, and exercise of its rights under this Agreement; provided that Secured Party shall be responsible for filing the UCC-1 Financing Statement in Subsidiary’s US State of formation.
c.
To defend, indemnify, and hold harmless Secured Party and the officers, directors, employees and representatives of the Secured Party (collectively, “Indemnitees”) harmless against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements and out-of-pocket fees and expenses (including the fees, charges and disbursements of any counsel), joint or several, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any Indemnitee in any way relating to or arising out of or in connection with or by reason of any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation or proceeding), whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of Secured Party: (x) the execution, delivery, enforcement, performance or administration of this Agreement or the Promissory Note or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the consummation of the transactions contemplated thereby or (y) the use or proposed use of the proceeds thereof; provided that such indemnity shall not, as to Secured Party, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, fees and expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of Secured Party. Notwithstanding any contrary provision in this Agreement, the obligations of Debtor under this Section 3(c) shall survive the payment in full of the Obligations and the termination of this Agreement.
d.
To pay all of Debtor’s debts, obligations, and taxes when due, except, in each case, to the extent any such tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP.
e.
Not to change the place of business from the one currently in use, without providing prior written notice to Secured Party.
f.
Not to sell, transfer, or otherwise dispose of the Collateral, Grain Inventory or Finished Inventory except for sales of Grain Inventory and Finished Inventory in the ordinary course of business.
g.
To permit Secured Party, its representatives, and its agents to inspect the Collateral, and to make copies of records pertaining to it, at reasonable times during normal business hours upon reasonable advance notice to Debtor.
h.
Other than the sale of the Grain Inventory and the Finished Inventory in the ordinary course of business, not move the Collateral, the Grain Inventory or the Finished Inventory without providing at least ten (10) Business Days’ prior written notice to Secured Party; provided, however, if Debtor desires to create or move the Collateral to a location outside of the United States of America, Debtor shall take the actions set forth in Section 3(j) below prior to moving such Collateral.
i.
To notify Secured Party promptly in writing of any Default or Event of Default.
j.
To execute and deliver to Secured Party all financing statements and other documents that Secured Party may request, in order to maintain a perfected security interest in the Collateral as described in Section 2, including, without limitation, any UCC-1 financing statements necessary to perfect a security interest in all Collateral acquired by Debtor after the Closing as described in Section 2.
k.
To keep the Collateral free and clear of all Liens other than Permitted Liens.
l.
To defend the Collateral against all claims or demands of all Persons other than Secured Party that may affect its title or Secured Party’s interest in the Collateral.
m.
To deliver to Secured Party, upon request, the originals of all instruments and documents constituting Collateral, endorsed and assigned as Secured Party reasonably requests.
n.
Not allow any Grain Inventory or Finished Inventory to be in the possession or control of any warehouse, consignee or bailee without prior written notice to Secured Party and the receipt by Secured Party, if Secured Party has so requested, of warehouse receipts, consignment agreements or bailee lien waivers (as applicable) reasonably satisfactory to Secured Party prior to the commencement of such possession or control. Debtor shall, upon the request of Secured Party, notify any such warehouse, consignee, bailee, agent or processor of the security interests and Liens in favor of Secured Party created pursuant to this Agreement, instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions and shall use commercially reasonable efforts, at Secured Party’s written request, to obtain an access agreement or other acknowledgement from such Person that such Person holds the Collateral for Secured Party’s benefit.

4.
Secured Party’s Possession of Proceeds.

Upon the occurrence and during the continuation of a Default or an Event of Default, Secured Party may notify obligors to make payments on Receivables Collateral at the place and in the manner specified by Secured Party.

5.
Power of Attorney.

Debtor hereby appoints Secured Party, or any other person whom Secured Party may designate, as Debtor’s attorney-in-fact, with the following powers:

a.
To perform any of Debtor’s obligations under this Agreement in Debtor’s name or otherwise.
b.
With respect to Collateral, to give notice of Debtor’s right to payment, to enforce that right, and to make extension agreements with respect to it.
c.
With respect to Collateral, to release persons liable on rights to payment, to compromise disputes with those persons, and to surrender security, all as Secured Party determines in its sole discretion when acting in good faith based on information actually known to them when they act.
d.
To prepare and file financing statements, continuation statements, statements of assignment, termination statements, and the like, as necessary to perfect, protect, preserve, or release Secured Party’s interest and priority in the Collateral.
e.
With respect to Collateral, to endorse Debtor’s name on instruments, documents, or other forms of payment or security that come into Secured Party’s possession.
f.
With respect to Collateral, to take cash in payment of Obligations.
g.
To verify information concerning rights to payment by inquiry in Debtor’s name or in a fictitious name.

Anything in this Section 5 to the contrary notwithstanding, Secured Party agrees that, except as provided in Sections 5(d) and 5(g), it will not exercise any rights under the power of attorney provided for in this Section 5 unless a Default or an Event of Default shall have occurred and be continuing. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until a Discharge of the Obligations.

6.
Debtor’s Warranties and Representations.

Debtor warrants and represents to Secured Party as of the date hereof as follows:

a.
Debtor has been authorized to execute and deliver this Agreement. The Agreement is a valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law. The Agreement together with the UCC-1 when appropriately filed with the Delaware Secretary of State will create a perfected security interest enforceable against the Collateral in which Debtor now has rights, and will create a perfected security interest enforceable against the Collateral in which Debtor later acquires rights, when

Debtor acquires those rights. The security interest granted herein is not subordinate to any of Debtor’s existing secured creditors of record.
b.
Neither the execution and delivery of this Agreement, nor the taking of any action in compliance with it, will result in the creation of a Lien against the Collateral except that created by this Agreement.
c.
No Default or Event of Default exists.
d.
Debtor will notify Secured Party in writing before any change occurs in any of the following.
i.
Debtor’s mailing address.
ii.
The location of Grain Inventory and Finished Inventory.
iii.
The location of records relating to Collateral consisting of Receivables.
iv.
The name under which Debtor conducts its business.
7.
Termination.

This Agreement will continue in effect until Discharge of the Obligations. At such time as there has been a Discharge of the Obligations, the Collateral shall be released from the liens created hereby, this Agreement will terminate and all obligations (other than those expressly stated to survive such termination) of the Debtor and Secured Party shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Debtor. Upon Discharge of the Obligations, Secured Party shall promptly sign and deliver a UCC Termination Statement to Debtor. Debtor agrees that to the extent that Secured Party receives any payment or benefit with respect to the Obligations and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any debtor relief law, common law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party, to the extent that Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by Secured Party and secured hereby, and, if the lien and security interest hereof shall have been released, such Lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest had ever occurred.

8.
Default.

Debtor will be in Default under this Agreement if:

a.
Debtor fails to make any remittances (within 5 Business Days of its due date) required by this Agreement.
b.
There exists an Event of Default (as that term is defined in the Promissory Note).
c.
Debtor ceases operations, is dissolved, or terminates its existence.

9.
Remedies.

When a Default or an Event of Default has occurred and is continuing:

a.
Secured Party may:
i.
Declare the Obligations immediately due and payable without demand, presentment, protest, or notice to Debtor, all of which Debtor expressly waives.
ii.
Require that Parent take the actions described in Section 9(d) below.
iii.
Exercise all rights and remedies available to a secured creditor after a Default or an Event of Default, including, but not limited to, the rights and remedies of secured creditors under the Delaware Uniform Commercial Code.
iv.
Perform any of Debtor’s obligations under this Agreement for Debtor’s account. Any money expended or obligations incurred in doing so, including reasonable attorneys’ fees and interest at the highest rate allowed by Section 4(b) of the Promissory Note, will be charged to Debtor and added to the Obligations secured by this Agreement.
b.
Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.
c.
Debtor must:
i.
Assemble the Collateral and make it and all records relating to it available to Secured Party at places the Secured Party reasonably directs.
ii.
Allow Secured Party, its representatives, and its agents to enter the premises where all or any part of the Collateral, the records, or both may be, and remove any or all of it.
d.
When a Default or an Event of Default has occurred and is continuing, Secured Party may, at Secured Party’s sole discretion, require that Parent take the actions described in this Section 9(d).
(i)
Arcadia may from time to time, at Arcadia’s sole discretion, require Parent to issue to Arcadia publicly traded shares of Parent’s common stock (“Parent Shares”) in any amount exceeding One Million U.S. Dollars ($1,000,000) but not greater than the outstanding Obligations (a “Stock Election”), which number of shares shall be determined in accordance with Section 9(d)(iii). Arcadia may effect the Stock Election by notifying Parent in writing of such election and the dollar amount of such election (“Election Amount”) during any period in which a Default or Event of Default is continuing, and Parent shall cause the Parent Shares to be issued to Arcadia within three (3) Business Days after Arcadia’s delivery of such notice. If Parent becomes a wholly-owned subsidiary of a company with shares listed on a national securities exchange, then the Parent Shares shall refer to the publicly traded common stock of such parent company and Parent shall cause such entity to issue and register such shares as provided in this Section 9(d).
(ii)
The payment of the Parent Shares will satisfy the outstanding Obligations by an amount equal to Election Amount.

(iii)
The number of Parent Shares that will be issuable to Arcadia in connection with a Stock Election will equal the quotient obtained by dividing (a) the Election Amount by (b) the Deemed Value Price. Parent shall deliver the Parent Shares to Arcadia in electronic form and remove any transfer restrictions from the Parent Shares upon the earlier to occur of (1) five (5) calendar days after the first date that the Parent Shares are eligible for resale under Rule 144 promulgated under the Securities Act of 1933, as amended (“Securities Act”) and (2) the date that the Parent Shares are registered for resale under the Securities Act. For purposes of this Agreement, (x) the “Deemed Value Price” shall equal 75% of the Average Price, (y) the “Average Price” shall mean the average VWAP for the consecutive twenty (20) trading days ending on the trading day immediately preceding the date that Arcadia sends the Stock Election to Parent and (z) “VWAP” means, for any date, the daily volume weighted average price of Parent’s publicly traded common stock on the primary market for such stock, in U.S. Dollars.
(iv)
As soon as practicable following issuance of the Parent Shares (and in any event within 20 calendar days of the date the Stock Election is delivered to Parent), Parent shall cause a registration statement on Form F-1 (or other appropriate form if Parent is not then F-1 eligible) to be filed with the United States Securities and Exchange Commission providing for the registration of the resale from time to time by Arcadia of the Parent Shares. Parent shall use reasonable efforts (and cause any parent entity of Parent to use the same efforts) to cause such registration statement to become effective within sixty (60) days (and shall cause such registration statement to become effective within seventy (75) days, without regard to effort) following the date that the such registration statement is filed, and Parent shall use its reasonable best efforts (and cause any parent entity of Parent to use the same efforts) to keep such registration statement effective and available for use at all times until all Obligations have been satisfied in full.
10.
Miscellaneous.
a.
Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by electronic mail or sent by registered or certified mail, postage prepaid, or by a nationally recognized overnight courier service that provides a receipt of delivery, in each case, to the parties at the addresses specified in the Promissory Note.

Notice given by personal delivery pursuant to this Section 10(a) shall be effective upon physical receipt. Notice given by electronic mail pursuant to this Section 10(a) shall be effective on the date sent by electronic mail and successfully delivered before 5:00 p.m. Pacific Time on any Business Day or the next succeeding Business Day if sent after 5:00 p.m. Pacific Time on any Business Day or during any non-Business Day. Notice given by mail or overnight courier pursuant to Section 10(a) shall be effective one (1) Business Day following sending. Each party may change the address by which proper notice shall be given pursuant to this Section 10(a) by providing notice to the other parties in accordance with this Section 10(a).

b.
Assignment, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs, trustees and administrators, and permitted assigns. This Agreement may not be assigned by Debtor. Secured Party may assign Secured Party’s rights and obligations hereunder without the consent of Debtor.
c.
Applicable Laws. This Agreement shall be construed and governed by the internal laws, and not the law of conflicts, of Delaware to agreements made and to be performed in Delaware. SUBJECT TO SECTION 10(D), EACH OF DEBTOR AND SECURED PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW CASTLE COUNTY, IN THE STATE OF DELAWARE, FOR THE PURPOSES OF ANY ACTION ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE, AND AGREES THAT ALL

CLAIMS IN RESPECT OF SUCH ACTION MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. SUBJECT TO SECTION 11(D), EACH OF DEBTOR AND SECURED PARTY AGREES TO COMMENCE ANY SUCH ACTION IN ANY STATE OR FEDERAL COURT LOCATED IN NEW CASTLE COUNTY, DELAWARE. EACH OF DEBTOR AND ARCADIA WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED WITH RESPECT THERETO. NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH SECURED PARTY DEEMS NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND SECURED PARTY’S RIGHTS AGAINST DEBTOR OR ITS PROPERTY.
d.
Specific Performance. The Parties agree that, in the event of any breach or threatened breach by Debtor of any covenant, obligation or other provision set forth in this Agreement, Secured Party shall be entitled (in addition to any other remedy that may be available to it to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach. Any legal action or proceeding by Secured Party to obtain such remedies, or in order to realize on the Collateral or to otherwise enforce Secured Party’s rights hereunder against Debtor or the Collateral, may be brought or otherwise commenced in any court with jurisdiction. Debtor: (x) expressly and irrevocably consents and submits to the jurisdiction of such courts (and their respective appellate courts) in connection with any such legal proceeding; (y) agrees that each such court shall be deemed to be a convenient forum; and (z) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding, any claim that Debtor is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.
e.
Attorneys’ Fees; Prejudgment Interest. In the event of commencement of either arbitration or suit by any Party to enforce the provisions of this Agreement, the prevailing party shall be entitled to receive such attorneys’ fees and costs as may be adjudged reasonable in addition to any other relief granted. Any award of damages as a result of the breach of this Agreement or any of its provisions shall include an award of prejudgment interest from the date of the breach at the maximum rate of interest pursuant to Section 4(b) of the Promissory Note.
f.
Entire Agreement. This Agreement, together with the Schedules and Exhibits attached hereto or referenced herein, constitutes the entire agreement among the Parties hereto, and no Party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof. Any prior written agreements or letters of intent among the Parties relating to the subject matter hereof shall, upon the execution of this Agreement, be null and void.
g.
Amendments and Waivers. No term or provision of this Agreement may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the Party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in accordance with its express terms and conditions.
h.
Severability. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, the Parties hereby waive any provision of law now or hereafter in effect which renders any provision hereof unenforceable in any respect.
i.
Headings. The headings in the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect the meaning or interpretation hereof.
j.
Construction. No provision of this Agreement shall be construed against any Party on the ground that such Party or its counsel drafted the provision.
k.
Counterparts. This Agreement may be executed by the parties in multiple counterparts, each of which shall be deemed an original and may be delivered by electronic means (including.pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), but all of which together will constitute one and the same instrument. Any pdf copies hereof or signatures hereon shall, for all purposes, be deemed originals.
l.
Rights Cumulative. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party’ option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.
m.
Limited Obligations. Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.
n.
Additional Waivers. Debtor waives (a) any claim that, as to any part of the Collateral, a private sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER ANY LAW AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY’S RIGHTS HEREUNDER and (c) all rights of redemption, appraisement or valuation.
o.
Time of Essence. Time is of the essence.
p.
No Third Party Beneficiaries. This Agreement is solely for the benefit of Secured Party and Debtor and shall create no rights of any nature in any Person not a party hereto.
q.
Certain Additional Actions Regarding Assigned IP. If any Default or Event of Default shall have occurred and be continuing, upon the written demand of the Secured Party, Debtor shall execute and deliver to Secured Party an assignment or assignments of the registered Assigned IP (and any applications therefor) or such other documents as are reasonably necessary (as determined by the Secured Party in good faith) or reasonably requested by the Secured Party to carry out the intent and purposes hereof.

r.
USPTO Filing. Debtor hereby authorizes the Secured Party (or its designee) to file (but the Secured Party shall have no duty to file) instruments with the USPTO (or any successor office), including the Trademark Security Agreements, or other documents that are necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the pledge and security interest granted by Debtor hereunder in any Intellectual Property Collateral owned by Debtor and applied for, registered or issued in the United States.
s.
Event of Default License. Debtor grants to the Secured Party an irrevocable (subject to termination under Section 7), nonexclusive license (exercisable without payment of royalty or other compensation to Debtor or anyone that receives rights under a License) to use, license or sublicense any Assigned IP or Formulations, to the extent that such non-exclusive license is not prohibited by any applicable law; provided, that such licenses to be granted hereunder with respect to trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such trademarks are used sufficient to preserve the validity of such trademarks. The use of such license by the Secured Party may only be exercised, at the option of the Secured Party, upon the occurrence and during the continuation of a Default or an Event of Default; provided, further, that any license, sublicense or other transaction entered into by the Secured Party in accordance herewith shall be binding upon Debtor notwithstanding any subsequent cure of a Default or an Event of Default.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Security Agreement to be duly executed as of the date first set forth above.

DEBTOR:

ABOVE FOOD INGREDIENTS CORP.

By:__/s/ Lionel Kambeitz___________

Lionel Kambeitz

Executive Chairman

ABOVE FOOD CORP.

By: /s/ Lionel Kambeitz

Lionel Kambeitz

Chief Executive Officer

SECURED PARTY:

ARCADIA BIOSCIENCES, INC.

By: /s/ Stanley Jacot, Jr.

Stanley Jacot, Jr.,

Chief Executive Officer

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